      THE
------------------
   PARKSTONE
------------------
   ADVANTAGE


  Annual Report
December 31, 1997
Not FDIC Insured

                    [PARKSTONE ADVANTAGE LOGO APPEARS HERE]

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

Message From Your Chairman..................................................   2
Message From Your Investment Adviser........................................   3
Portfolio Performance Discussion............................................   5
Report of Independent Auditors..............................................  10
Statements of Assets and Liabilities........................................  11
Statements of Operations....................................................  12
Statements of Changes in Net Assets.........................................  13
Schedules of Portfolio Investments..........................................  15
Notes to Financial Statements...............................................  25
Financial Highlights........................................................  31

-------------------------------------------------------------------------------

Message From Your Chairman
-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                  December 31, 1997

Dear Shareholders:

Given the rough-and-tumble environment of the financial markets both at home and abroad during the year ended December 31, 1997, we are pleased to report that the portfolios of the Parkstone Advantage Fund held their ground during the period.

Moreover, despite the volatility in the U.S. financial markets and others around the world, investors' enthusiasm for stocks and bonds remained high. While not at the breathtaking levels seen in 1996, money continued to stream into mutual funds over the course of the period--and we are pleased to report that many of these investors placed their confidence in the portfolio of The Parkstone Advantage Fund. In 1997, net assets under management grew by $13.5 million from $78.8 million to $92.3 million, an increase of 17%.

A TIME FOR CAUTION . . . AND OPTIMISM

Very simply, the past several years have been very good ones for stock invest-ors. Nevertheless, much as we have said and expected for quite some time, the markets have grown more volatile in recent weeks. As it has historically, the law of gravity has begun to prevail. This, coupled with the crises in Asia, has created an unpredictable environment, and stocks have taken some tumbles recently. They could take a few more in the months ahead before the Asian Flu runs its course and we see where different economies around the world are headed.

Nevertheless, there is one thing we can be certain of in this uncertain envi-ronment. Those who attempt to second-guess the direction of the markets have seldom been as successful as those who take a systematic, disciplined and long-term approach to investing. That is why a long-term perspective is now more important than ever, yet more difficult to maintain, as the media head-lines events in the financial markets every night.

Nonetheless, now is a time to hold, not fold. In short, whatever happens in Asia, the U.S. financial markets are the strongest in the world--and the best positioned to weather a storm. Historically, investors with the fortitude to withstand the swings in price that such storms often bring have been rewarded handsomely. In addition, there is little reason to believe that this will not be the case this time, as the fundamentals of our economy are solid and long-term prospects for U.S. corporations are bright.

IN CLOSING

In the pages that follow, you will find a detailed discussion of the perfor-mance of each of the portfolios of the Parkstone Advantage Fund during the year ended December 31, 1997. You will also find a letter from our Investment Adviser, which includes an economic outlook for the coming months. We urge you to read this material closely.

Finally, we thank you for your continued confidence in us. We look forward to providing you with superior investment management and to serving your needs now and in the years ahead. As always, if you have any questions or require any assistance, please do not hesitate to call us at 1-800-355-4555.

Sincerely,

/s/ John B. Rapp

John B. Rapp
Chairman
The Parkstone Advantage Fund

THE PORTFOLIOS OF THE PARKSTONE ADVANTAGE FUND ARE NOT FDIC INSURED AND ARE NOT OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. INVESTMENT PRODUCTS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
      NOTICE TO SHAREHOLDERS
      PLEASE BE ADVISED OF THE FOLLOWING FACTS ABOUT MUTUAL FUNDS:

                       . YOUR PRINCIPAL IS AT RISK.

                       . NOT AN OBLIGATION OF ANY BANK.

                       . NO FDIC COVERAGE.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Message from Your Investment Adviser
-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                  December 31, 1997

Dear Shareholders:

Historically, there is nothing the financial markets have hated quite as much as uncertainty--and as we begin the New Year, there is certainly plenty to go around. Worries about the impact of the turmoil in Asia, and about the direc-tion of U.S. interest rates and inflation, dominate the headlines. New rumors about corporate profits surface hourly, and experts speculate as to how long the euphoric investor psychology that fueled the spectacular growth of the mu-tual fund industry--and in turn, the stock market--over the past several years can last.

The truth is, no matter how long each of these subjects is dissected or debat-ed, no one can foresee the future. It is clear, however, that in three of the five world economic regions, economic growth is likely to remain at last year's levels or to expand more slowly than in 1997. Demand from these re-gions, in particular Asia, has underpinned U.S. export growth over the past several years. Therefore, our economy--already slowing--may slow further, but just how much or for how long is impossible to predict precisely.

THE ASIAN FLU

Much of the uncertainty now, of course, is due to the situation in Asia. After almost a decade of explosive growth, there is now substantially more produc-tion capacity than worldwide demand for many products produced in Asia. Due to the shaky state of financial institutions in the region, local consumers find it difficult, if not impossible, to get credit--as do local businesses that need credit to finance their operations. Galloping to the rescue, the Interna-tional Monetary Fund has presented a series of plans designed to stabilize the stricken economies. Within the region, however, the preferred solution seems to be to increase exports to the United States--where benevolent American con-sumers will save Asia with their purchases.

However, U.S. consumers are unlikely to desire anything near the quantity of goods likely to be forthcoming. Moreover, because their Asian trading partners have less need for industrial inputs and their foreign consumers are no longer in the position to purchase their products, U.S. corporations are likely to find their own exports slowing, and, in some cases, even declining. Corporate profits, of course, will be impacted--but keep in mind that over 50% of the U.S. economy is service oriented. Many of the services provided by individuals are unaffected by overseas pricing.

Nonetheless, events in Asia will have an impact this year and perhaps for the next several years. This year, we believe our economy will grow at a rate of 2.5%, with corporate profits increasing about 6% or so. Both numbers are smaller than those we have seen in the past several years--but we believe they will still be increasing.

WHAT ABOUT THE MARKETS?

In recent weeks, U.S. interest rates have declined more than most experts in the marketplace anticipated, and many pundits are projecting long-term rates may go as low as 5%. While this has sparked more enthusiasm for bonds than we have seen in several years, rates significantly below 5.5% are unlikely to be sustained over the course of the year. At this point, however, the interest rate decline has been critical to the stock market, where earnings estimates are being reduced. Why? Because the interest rate declines help maintain the current price/earnings ratio in the stock market, or increase it slightly, which offsets any earnings decline.

This does not make for a buoyant stock market, but on the other hand, it fore-stalls another serious correction. Moreover, it could provide a foundation for further gains if there is positive economic news--particularly in the first half of the year. Much, however, will depend on market psychology, which was extremely favorable until the Asian mania reached its current level. Sentiment now appears to be more neutral--and could become negative, depending on the severity of the effects the Asian Flu has on the U.S. economy.

IN ADDITION, THERE ARE A FEW WILD CARDS

Finally, based on the events of the past year, the Fed is now likely to con-sider easing rather than increasing interest rates--which would help if the environment grows less favorable. Also, we cannot lose sight of the fact that 1998 is a year of congressional elections. Typically, in an off-year election, the opposition--in this case, the Republicans--will pick up additional seats in

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

Congress. We expect these elections to have little impact, on the markets but months of heated rhetoric about spending lie ahead of us. In addition, in poli-tics, just like in the financial markets, things can change in the wink of an eye.

Sincerely,

/s/ Richard A. Wolf

Richard A. Wolf, CFA
President and Chief Investment Officer
First of America Investment Corporation

--------------------------------------------------------------------------------

Portfolio Performance Discussion
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

MID CAPITALIZATION FUND

Throughout the year ended December 31, 1997, events trended in favor of larger capitalization stocks. First, as the stock market continued to rocket upwards, investors sought the safety of the biggest and best-known names. Then, with Asia in turmoil and interest rates declining, liquidity concerns dominated. Therefore, the vast majority of mid-cap and small-cap stocks--no matter how strong their fundamentals and lack of international exposure--were simply left standing on the sidelines. In addition, what little interest there was in the sectors, favored value stocks over growth.

Throughout the year, however, the astonishing quality of some of the Fund's holdings overcame the market's indifference, and several posted outstanding gains. Nonetheless, performance overall was disappointing due to the lackluster environment for small- and mid-cap growth stocks over the course of the period. For the year ended December 31, 1997, the Fund posted a total return of 12.58%.*

OVERLOOKED AND UNDERVALUED

Having suffered a severe case of neglect for more than a year, the small- and mid-cap sectors offer investors a number of very, very attractive opportuni-ties. In short, many stocks are available at bargain prices--simply because over the course of the year, the companies involved have experienced dramatic growth while their stock prices have been stable or have even declined.

In the short term, depending on how the situation in Asia plays out, we could also see some activity when investors realize that few of these companies have any international exposure. Regardless of this, however, investors will eventu-ally and inevitably return to these stocks, drawn by the sheer strength of their fundamentals. Therefore, we are very optimistic about the Fund's long-term prospects.

As of December 31, 1997, the top five holdings in the Fund's portfolio were Service Corp. International (3.3% of the Fund's assets), Peoplesoft, Inc. (3.1%), Cardinal Health, Inc. (2.9%), Health Management Associates (2.6%) and Paychex, Inc. (2.6%).**

-------
 * Past performance is not indicative of future results. The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and net asset value of the Fund will fluctuate, so that the value of shares purchased through a variable annuity, when redeemed, may be worth more or less than the original cost.
** The portfolio's composition is subject to change.


Mid Capitalization Fund

  Average Annual Total Return
   As of December 31, 1997

--------------------------------
        Since Inception
           (9/23/93)
            12.32%
--------------------------------
           One Year
            12.58%
--------------------------------

                           [LINE GRAPH APPEARS HERE]

                        Return on a $10,000 Investment

                                (9/93 to 12/97)

Date               Mid Capitalization Fund           S&P Mid Cap 400 Index
----               -----------------------           ---------------------

                            10,000                           10,000
12/93                       10,170                           11,108
12/94                        9,640                           10,710
12/95                       12,440                           14,095
12/96                       14,600                           16,801
12/97                       16,437                           22,219

The Fund's performance is being compared to the Standard & Poor's Mid-Cap 400 Index to reflect the Fund's focus on the mid-cap sector of the U.S. stock market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of The Parkstone Advantage Mid Capitalization Fund reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                  December 31, 1997

SMALL CAPITALIZATION FUND+

Ironically, the year ended December 31, 1997, was the best of times and the worst of times for growth-oriented small-cap companies and their investors. A strong economy, benign inflation and declining interest rates created an envi-ronment where many saw their earnings and revenues soar. Yet investors, con-cerned with events overseas and the direction of interest rates, continued to overlook and undervalue small-capitalization companies in favor of large-caps. Therefore, stock prices in the sector remained stable or even declined over the course of the year.

Nevertheless, the gains in the revenues and earnings of some of our holdings were simply too astonishing to ignore--and as a result, their stock prices did rise dramatically. In the second half of the year alone, Pacific Gateway (2.1% of the portfolio's assets), an international telephone company, climbed 90%. Despite bright spots like this, however, the period overall was a discouraging one for growth-oriented small-cap investors. For the year ended December 31, 1997, the Fund produced a total return of -5.47%.*

THE SPOTLIGHT WILL SHIFT

Despite current market sentiment, we remain very optimistic about the pros-pects of growth-oriented small-cap stocks in general, and for our holdings in particular. Out of favor now for more than two years, many of these companies are growing at a rate three times faster than the overall market. Regarding our holdings specifically, we anticipate that on average the companies held could show a 40% gain in earnings in 1998 over 1997. Very simply, market sen-timent may change--and when it does, we believe the Fund is very well posi-tioned to participate in the sector's comeback.

As of December 31, 1997, the top five holdings in the Fund's portfolio were Dura Pharmaceuticals, Inc. (3.9% of the portfolio's assets), Sanmina Corp. (3.7%), Rexall Sundown, Inc. (2.7%), Veritas Sortware Corp. (2.7%) and Visio Corp. (2.6%).**

-------
* Past performance is not indicative of future results. The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and net asset value of the Fund will fluctuate, so that the value of shares purchased through a variable annuity, when redeemed, may be worth more or less than the original cost.
** The Portfolio's composition is subject to change.
+ Small-cap funds typically carry additional risks since smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Small Capitalization Fund

  Average Annual Total Return
   As of December 31, 1997

------------------------------
       Since Inception
          (9/23/93)
           16.56%
------------------------------
          One Year
           -5.47
------------------------------

                           [LINE GRAPH APPEARS HERE]

                        Return on a $10,000 Investment

                                (9/93 to 12/97)

Date            Small Capitalization Fund             Russell 2000 Index
----            -------------------------             ------------------

                          10,000                             10,000
12/93                     11,000                             11,092
12/94                     11,580                             10,890
12/95                     15,710                             13,987
12/96                     20,370                             16,299
12/97                     19,256                             19,943

The Fund's performance is compared to the Russell 2000 Stock Index, which represents the performance of domestically traded common stocks of small- to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Advantage Small Capitalization Fund reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                  December 31, 1997

INTERNATIONAL DISCOVERY FUND+

Asian markets collapsed in 1997 as what began as a ripple in February, when a small property company in Thailand missed a payment on its foreign debt, de-veloped into a tidal wave of bankruptcies and currency devaluations throughout the region by August. By late in the fourth quarter, investors in Europe and North America were beginning to realize the severity of the economic devasta-tion in Asia, and the potential negative impact it might have on corporate earnings in their home markets. Old-fashioned panic was in evidence several days over the last three months, in London and New York as well as in Tokyo and Hong Kong, as global stock markets suffered dramatic day-to-day volatility.

Currencies also had a major impact on investment performance over the course of the period, as the continued strength of the U.S. dollar significantly re-duced investment returns for U.S.-based investors. Consequently, the combina-tion of declining Asian markets and weak currencies worked to produce a some-what disappointing return of 2.13%* for the year ending December 31, 1997.

LOOKING BEYOND ASIA

Going forward, 1998 promises to be a year of increased uncertainty, as the Asian financial collapse will have a detrimental influence on foreign trade, economic growth and corporate profits around the globe. The depth and longev-ity of the global slowdown is dependent on the ability of the Asian countries to put their houses in order and embark on sustainable growth trends. We are not willing to believe the bottom in the smaller Asian markets has been reached until we see evidence of currency stabilization and movements toward economic restructuring in each of these countries. At the present time, such developments are lacking.

Europe and Latin America, on the other hand, continue to offer strong invest-ment opportunities. Even though reduced exports to Asia will have a minor neg-ative impact on GDP (Gross Domestic Product), strong consumer demand and low interest rates continue to produce a favorable investment environment for con-tinental Europe. The developing economies of Latin America, although not im-mune from the troubles occurring across the Pacific, have already experienced most of the problems afflicting the Asian Tigers and appear to be better posi-tioned to maintain their underlying growth paths.

UNEARTHING OPPORTUNITY

The year 1998 begins with many more concerns about the global investment out-look than in prior years, but we believe this environment of uncertainty pro-vides the opportunity for high-quality companies to display superior operating performance in the months ahead. Those are the types of companies we always invest in, and we look forward to the year with a high measure of confidence.

As of December 31, 1997, the top five holdings in the Fund's portfolio were SAP Preferred (3.3% of the portfolio's assets), Takeda Chemical Industries (2.8%), Adidas AG (2.5%), Telecom (2.3%) and Rohm Corp. (2.2%).
-------
 + International investing involves increased risk and volatility.
 * Past performance is not indicative of future results. The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and net asset value of the Fund will fluctuate, so that the value of shares purchased through a variable annuity, when redeemed, may be worth more or less than the original cost.
** The composition of the Fund's portfolio is subject to change.


 International Discovery Fund

 Average Annual Total Return
   As of December 31, 1997

------------------------------
       Since Inception
          (9/23/93)
            5.32%
------------------------------
          One Year
            2.13
------------------------------

                           [LINE GRAPH APPEARS HERE]

                        Return on a $10,000 Investment

                                (9/93 to 12/97)

Date            International Discover Fund            MSCI EAFE Index
----            ---------------------------            ---------------

                          10,000                             10,000
12/93                     10,350                              9,037
12/94                      9,650                              9,740
12/95                     10,590                             10,832
12/96                     12,222                             11,486
12/97                     12,483                             11,723


The Fund's performance is compared to the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Advantage International Discovery Fund reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

BOND FUND

While the markets were volatile at times, all in all, 1997 was a very good year for fixed-income investors. After spiking higher in the spring, interest rates began trending downward on news that inflation was benign and the economy was starting to slow. Bonds gained ground throughout the summer and into the fall. Then, in October, with the stock market growing more volatile, and word of the currency crises in Asia, investors sought quality and safety. Long-term inter-est rates moved decisively lower, and fixed-income securities across the spec-trum benefited.

A CONSERVATIVE APPROACH

Throughout the year ended December 31, 1997, the Fund was positioned conservatively. For instance, despite the fact that mortgage-backed securities were performing strongly, the Fund was underweighted in the sector simply be-cause these securities did not represent good value on a fundamental basis. Throughout much of the period, as interest rates fell, they offered investors little or no compensation for growing prepayment risk.

At the same time, however, as news of troubles in Asia reached the fixed-income market, spreads widened in the corporate markets--and we seized a number of very attractive opportunities there as the year ended. Therefore, for the year ended December 31, 1997, the Fund produced a total return of 7.69%.*

CAUTIOUS OPTIMISM

We expect the months ahead to be good ones for the bond markets. As events have unfolded in Asia, it has become clear that the situation will take some time to play itself out. While it is unclear just how the U.S. economy will be impact-ed, it is apparent that we will see some slowing of growth, which would put further downward pressure on rates--and create a very attractive environment for bonds. Nonetheless, as interest rates fall, prepayment risks can be ex-pected to rise.

In short, careful security selection will be critical to success in the months ahead.

As of December 31, 1997, approximately 49% of the Fund's assets were invested in corporate bonds, 26% in mortgage-backed and asset-backed securities, and 22% in U.S. Treasuries, with the remainder invested in agency-backed securities. As of the same date, the average credit quality of the portfolio was Aaa; the av-erage maturity, 11.4 years.**
-------
 * Past performance is not indicative of future results. The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and net asset value of the Fund will fluctuate, so that the value of shares purchased through a variable annuity, when redeemed, may be worth more or less than the original cost.
** The Portfolio's composition is subject to change.

          Bond Fund

 Average Annual Total Return
   As of December 31, 1997

------------------------------
       Since Inception
          (9/23/93)
            4.54%
------------------------------
          One Year
            7.69%
------------------------------

                           [LINE GRAPH APPEARS HERE]

                        Return on a $10,000 Investment

                                (9/93 to 12/97)
                                                       Salomon Brothers
Date                     Bond Fund                        Broad Index
----                     ---------                     ----------------
                          10,000                             10,000
12/93                      9,960                             10,010
12/94                      9,424                              9,725
12/95                     11,024                             11,531
12/96                     11,226                             11,948
12/97                     12,090                             12,709


The Bond Fund's performance is compared to the Salomon Brothers Broad Index, which represents the performance of the overall bond market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Advantage Bond Fund reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

PRIME OBLIGATIONS FUND

Looking at strong job growth numbers during the first half of the year ended December 31, 1997, investors expected to see inflationary pressures rise and, in turn, interest rates climb. However, as inflation remained benign throughout the summer, even the toughest of inflation hawks were forced to concede that it was not much of a problem. Rates drifted slightly lower. Then, in October, when indications of trouble in Asian markets appeared, the money markets grew more volatile. Despite an increasingly uncertain environment, rates ended the year lower than they began it.

Looking ahead, it is clear that Asia's problems will not be solved overnight. However, the impact on the U.S. economy may be minimal. What is more, once this is apparent, investors may again focus on job growth--and realize that unem-ployment is at the lowest levels seen in decades. While we do not expect to see interest rates rise significantly any time soon, inflation anxiety may return in the very near future.

As of December 31, 1997, approximately 42% of the Fund's assets were invested in U.S. Treasury Bills, with the remainder invested in cash and cash equiva-lents. The average maturity of the Fund's holdings was 28 days.*
-------
 * The composition of the portfolio is subject to change.

An investment in the Prime Obligations Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share

The Portfolios of the Parkstone Advantage Fund are distributed by BISYS Fund Services. For more complete information on any of the Parkstone Funds, including fees, expenses and sales charges, please call 1-800-451-8377 for a free prospectus. Please read the prospectus carefully before investing or sending money.

The material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus.

-------------------------------------------------------------------------------

Report of Independent Auditors
-------------------------------------------------------------------------------
The Contract Owners and Board of Trustees
The Parkstone Advantage Fund                                  December 31, 1997

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of portfolio investments, of The Parkstone Advantage Fund (comprising, respectively, the Prime Obligations, Bond, Mid Capitalization, Small Capitalization, and International Discovery Funds) (the "Fund") as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from September 23, 1993 (com-mencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and finan-cial highlights based on our audits.

We conducted out audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over-all financial statement presentation. We believe that out audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Parkstone Advantage Fund at De-cember 31, 1997, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from September 23, 1993 (commencement of opera-tions) to December 31, 1993, in conformity with generally accepted accounting principles.


                                       /s/ Ernst & Young LLP

Columbus, Ohio
February 10, 1998

--------------------------------------------------------------------------------

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

                             PRIME                      MID           SMALL      INTERNATIONAL
                          OBLIGATIONS    BOND      CAPITALIZATION CAPITALIZATION   DISCOVERY
                             FUND        FUND           FUND           FUND          FUND
                          ----------- -----------  -------------- -------------- -------------
ASSETS:
Investments in securi-
 ties, at value (Total
 cost $1,935,648;
 $11,474,608;
 $25,723,607;
 $20,991,835; and
 $15,500,503, respec-
 tively)................  $1,935,648  $11,684,225   $31,073,725    $26,877,611    $18,424,336
Repurchase agreements,
 at cost................   1,841,000          --            --             --             --
                          ----------  -----------   -----------    -----------    -----------
Total Investments.......   3,776,648   11,684,225    31,073,725     26,877,611     18,424,336
Cash....................         794          140            30            155        249,598
Interest and dividends
 receivable.............       1,709      182,079        14,379          8,221         10,708
Reclaim receivable......         --           --            --             --           7,557
Receivable for invest-
 ments sold.............         --           --            --             --         132,119
Unamortized organization
 costs..................       2,304        1,968         1,351          1,352            123
Prepaid expenses and
 other assets...........         --           520           291            866          3,136
                          ----------  -----------   -----------    -----------    -----------
Total Assets............   3,781,455   11,868,932    31,089,776     26,888,205     18,827,577
                          ----------  -----------   -----------    -----------    -----------
LIABILITIES:
Dividends payable.......      12,965          --            --             --             --
Payable for investments
 purchased..............         --           --            --             --          10,493
Accrued expenses and
 other payables:
  Investment advisory
   fees.................          41          240           843            727            644
  Administration fees...         624        1,985         5,234          4,533          3,262
  Custodian fees........          21           41            72             83          7,380
  Accounting and trans-
   fer agent fees.......       1,187          --          1,655          1,487          2,442
  Legal and audit fees..       1,445        3,760         6,860          5,728          4,805
  Trustees' fees........         280          792         2,074          1,955          1,692
  Printing fees.........       2,142        5,927        13,859         13,220         12,498
  Other.................          20          --            --             --             --
                          ----------  -----------   -----------    -----------    -----------
Total Liabilities.......      18,725       12,745        30,597         27,733         43,216
                          ----------  -----------   -----------    -----------    -----------
NET ASSETS:
Capital.................   3,762,698   11,222,008    25,772,769     21,669,161     15,874,578
Accumulated undistrib-
 uted net investment in-
 come (loss)............         --       588,095           --             --         (66,210)
Net unrealized
 appreciation from
 investments and
 translation of assets
 and liabilities in
 foreign currencies.....         --       209,617     5,350,118      5,885,776      2,922,275
Accumulated
 undistributed net
 realized gain
 (loss) from investment
 and foreign currency
 transactions...........          32     (163,533)      (63,708)      (694,465)        53,718
                          ----------  -----------   -----------    -----------    -----------
Net Assets..............  $3,762,730  $11,856,187   $31,059,179    $26,860,472    $18,784,361
                          ==========  ===========   ===========    ===========    ===========
Outstanding units of
 beneficial interest
 (shares)...............   3,762,698    1,107,616     2,183,328      1,568,880      1,510,438
                          ==========  ===========   ===========    ===========    ===========
Net asset value--redemp-
 tion price per share...       $1.00       $10.70        $14.23         $17.12         $12.44
                          ==========  ===========   ===========    ===========    ===========

See notes to financial statements.

--------------------------------------------------------------------------------

Statements of Operations
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                For the Year Ended December 31, 1997

                             PRIME                  MID           SMALL      INTERNATIONAL
                          OBLIGATIONS   BOND   CAPITALIZATION CAPITALIZATION   DISCOVERY
                             FUND       FUND        FUND           FUND          FUND
                          ----------- -------- -------------- -------------- -------------
INVESTMENT INCOME:
Interest income.........   $180,534   $698,013   $    8,184    $     1,150     $    --
Dividend income.........     17,694     16,488      172,527         89,757      290,065
Foreign tax withholding.        --         --          (814)           --       (13,856)
                           --------   --------   ----------    -----------     --------
  Total Income..........    198,228    714,501      179,897         90,907      276,209
                           --------   --------   ----------    -----------     --------
EXPENSES:
Investment advisory
 fees...................     14,317     78,638      278,450        256,828      239,144
Administration fees.....      7,159     21,254       55,690         51,366       38,263
Custodian and accounting
 fees...................     12,422     15,660       21,807         21,619       41,246
Legal and audit fees....     12,317      9,756       29,710         31,387       13,993
Organization costs......      1,687      2,023        2,639          2,639        2,892
Registration and filing
 fees...................        200        954        1,671          2,159         (630)
Trustees' fees and ex-
 penses.................      4,431      1,338        4,855          4,952        1,437
Transfer agent fees.....     15,909      9,867       14,224         14,227       14,223
Printing costs..........      2,628      5,098       15,701         13,639       13,460
                           --------   --------   ----------    -----------     --------
  Total Expenses........     71,070    144,588      424,747        398,816      364,028
                           --------   --------   ----------    -----------     --------
Net Investment Income
 (loss).................    127,158    569,913     (244,850)      (307,909)     (87,819)
                           --------   --------   ----------    -----------     --------
REALIZED/UNREALIZED GAIN
 (LOSS) FROM INVESTMENTS
 AND FOREIGN CURRENCIES:
Net realized gain (loss)
 from investment trans-
 actions and foreign
 currency transactions..         32     63,027       21,346       (687,260)     377,500
Net change in unrealized
 appreciation (deprecia-
 tion) from investments
 and translation of as-
 sets and liabilites in
 foreign currencies.....        --     170,944    3,644,864       (135,425)      (1,551)
                           --------   --------   ----------    -----------     --------
Net realized/unrealized
 gain (loss) from in-
 vestments..............         32    233,971    3,666,210       (822,685)     375,949
                           --------   --------   ----------    -----------     --------
Change in net assets re-
 sulting from opera-
 tions..................   $127,190   $803,884   $3,421,360    $(1,130,594)    $288,130
                           ========   ========   ==========    ===========     ========

See notes to financial statements.

--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                           PRIME OBLIGATIONS FUND             BOND FUND           MID CAPITALIZATION FUND
                          --------------------------  -------------------------- --------------------------
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                              1997          1996          1997          1996         1997          1996
                          ------------  ------------  ------------  ------------ ------------  ------------
FROM INVESTMENT ACTIVI-
 TIES:
OPERATIONS:
 Net investment income
  (loss)................  $   127,158   $   183,779   $   569,913    $  426,491  $  (244,850)  $  (145,500)
 Net realized gain
  (loss) from investment
  transactions..........           32           --         63,027       (42,409)      21,346     4,807,708
 Net change in
  unrealized apprecia-
  tion (depreciation)
  from investments......          --            --        170,944      (172,949)   3,644,864    (1,870,062)
                          -----------   -----------   -----------    ----------  -----------   -----------
Change in net assets
 resulting from
 operations.............      127,190       183,779       803,884       211,133    3,421,360     2,792,146
                          -----------   -----------   -----------    ----------  -----------   -----------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 From net investment in-
  come..................     (127,158)     (183,779)     (416,938)     (284,420)         --            --
 From net realized gains
  from investment trans-
  actions...............          --            --            --            --    (4,029,590)          --
 In excess of net
  realized gains from
  investment
  transactions..........          --            --            --            --       (37,172)          --
                          -----------   -----------   -----------    ----------  -----------   -----------
Change in net assets
 from shareholder
 distributions..........     (127,158)     (183,779)     (416,938)     (284,420)  (4,066,762)          --
                          -----------   -----------   -----------    ----------  -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................    3,101,247     5,468,338     2,700,591     3,655,094    9,574,756     8,192,553
 Dividends reinvested...      128,645       189,429       416,938       284,420    4,066,762           --
 Cost of shares re-
  deemed................   (3,046,397)   (5,023,478)   (1,402,718)     (870,038)  (5,977,525)   (1,921,241)
                          -----------   -----------   -----------    ----------  -----------   -----------
Change in net assets
 from shares
 transactions...........      183,495       634,289     1,714,811     3,069,476    7,663,993     6,271,312
                          -----------   -----------   -----------    ----------  -----------   -----------
Change in net assets....      183,527       634,289     2,101,757     2,996,189    7,018,591     9,063,458
NET ASSETS:
 Beginning of period....    3,579,203     2,944,914     9,754,430     6,758,241   24,040,588    14,977,130
                          -----------   -----------   -----------    ----------  -----------   -----------
 End of period..........  $ 3,762,730   $ 3,579,203   $11,856,187    $9,754,430  $31,059,179   $24,040,588
                          ===========   ===========   ===========    ==========  ===========   ===========
Undistributed net in-
 vestment income at end
 of year................  $       --    $       --    $   588,095    $  142,071  $       --    $       --
                          ===========   ===========   ===========    ==========  ===========   ===========

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                                              INTERNATIONAL
                            SMALL CAPITALIZATION FUND        DISCOVERY FUND
                            --------------------------  --------------------------
                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                1997          1996          1997          1996
                            ------------  ------------  ------------  ------------
FROM INVESTMENT ACTIVI-
 TIES:
OPERATIONS:
 Net investment income
  (loss)..................  $  (307,909)  $  (201,060)  $   (87,819)  $   (48,967)
 Net realized gain (loss)
  from investment
  transactions and foreign
  currency transactions...     (687,260)    2,859,204       377,500       328,532
 Net change in unrealized
  appreciation (deprecia-
  tion) from investments
  and translation of as-
  sets and liabilities in
  foreign currencies......     (135,425)    1,792,987        (1,551)    1,720,693
                            -----------   -----------   -----------   -----------
Change in net assets re-
 sulting from operations..   (1,130,594)    4,451,131       288,130     2,000,258
                            -----------   -----------   -----------   -----------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 In excess of net invest-
  ment income.............          --            --            --        (52,625)
 From net realized gains
  from investment transac-
  tions...................     (139,967)   (2,544,355)          --            --
                            -----------   -----------   -----------   -----------
Change in net assets from
 shareholder distribu-
 tions....................     (139,967)   (2,544,355)          --        (52,625)
                            -----------   -----------   -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares is-
  sued....................    9,004,859     8,508,014     5,616,329     4,585,372
 Dividends reinvested.....      139,967     2,544,355           --         52,625
 Cost of shares redeemed..   (5,509,017)   (1,736,482)   (4,120,845)   (1,230,083)
                            -----------   -----------   -----------   -----------
Change in net assets from
 shares transactions......    3,635,809     9,315,887     1,495,484     3,407,914
                            -----------   -----------   -----------   -----------
Change in net assets......    2,365,248    11,222,663     1,783,614     5,355,547
NET ASSETS:
 Beginning of period......   24,495,224    13,272,561    17,000,747    11,645,200
                            -----------   -----------   -----------   -----------
 End of period............  $26,860,472   $24,495,224   $18,784,361   $17,000,747
                            ===========   ===========   ===========   ===========
Undistributed net invest-
 ment income at end of
 year.....................  $       --    $       --    $   (66,210)  $       --
                            ===========   ===========   ===========   ===========

See notes to financial statements.

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

Prime Obligations Fund


 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                          VALUE
 ---------- ------------------------------------------------------   ----------
 U.S. TREASURY BILLS (42.1%):
 $1,600,000 3/5/98................................................   $1,585,564
                                                                     ----------
  Total U.S. Treasury Bills                                           1,585,564
                                                                     ----------
 INVESTMENT COMPANIES (9.3%):
    174,359 Federated Prime Money Market..........................      174,359
    175,725 Provident T-Fund......................................      175,725
                                                                     ----------
  Total Investment Companies                                            350,084
                                                                     ----------
 REPURCHASE AGREEMENTS (49.0%):
    921,000 Goldman Sachs, 6.80%, 1/2/98, dated 12/31/97
             (Collateralized by $1,126,986 Federal Home Loan
             Mortgage Corp., 6.45%, 3/15/24, market value--
             $939,420)............................................      921,000
    920,000 Nomura Securities, 6.72%, 1/2/98, dated 12/31/97
             (Collateralized by $920,000 Federal National Mortgage
             Assoc., 6.45%, 3/26/01, market value--$939,059)......      920,000
                                                                     ----------
  Total Repurchase Agreements                                         1,841,000
                                                                     ----------
  Total (Cost $3,776,648)(a)                                         $3,776,648
                                                                     ==========

-------
Percentages indicated are based on net assets of $3,762,730.

(a) Cost for federal income tax and financial reporting purposes are the same.


See notes to financial statements.

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

Bond Fund


 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 ASSET BACKED SECURITIES (10.2%):
 $246,857  Banc One Auto Grantor Trust, 6.27%, 11/20/03...........   $   248,236
  231,926  Daimler-Benz Auto Grantor Trust, 6.05%, 3/20/05........       231,455
  315,000  Discover Card Master Trust, 6.05%, 8/18/08.............       310,562
  100,000  Green Tree Financial Corp., 6.90%, 4/15/19.............       101,869
   87,676  Lehman FHA--Title 1 Loan Trust, 6.78%, 3/25/08.........        88,128
  150,000  Sears Credit Account Master Trust, 6.50%, 10/15/03.....       150,755
   78,947  Structured Asset Securities Co., 7.50%, 8/25/26........        80,032
                                                                     -----------
  Total Asset Backed Securities                                        1,211,037
                                                                     -----------
 CORPORATE BONDS (48.8%):
 Automotive Finance (4.6%):
  250,000  Ford Motor Credit, 8.20%, 2/15/02......................       267,188
  275,000  GMAC, 6.38%, 12/1/01...................................       275,687
                                                                     -----------
                                                                         542,875
                                                                     -----------
 Banking (3.1%):
  325,000  Swiss Bank, 7.75%, 9/1/26..............................       362,375
                                                                     -----------
 Consumer Goods & Services (2.5%):
  300,000  Nike, Inc., 6.38%, 12/1/03.............................       301,875
                                                                     -----------
 Financial Services (16.2%):
  250,000  Associates Corp., NA, 6.50%, 7/15/02...................       252,188
  285,000  Chase Capital II, 6.36%, 2/1/27........................       277,148
  325,000  Fleet Capital Trust II, 7.92%, 12/11/26................       344,499
  125,000  General Electric Capital Corp., 7.62%, 5/8/00..........       129,375
  300,000  Sears Roebuck Acceptance, 6.38%, 11/25/02..............       301,125
  275,000  Travelers Property Casualty, 6.75%, 11/15/06...........       279,813
  300,000  USF & G Capital II, 8.47%, 1/10/27.....................       329,625
                                                                     -----------
                                                                       1,913,773
                                                                     -----------
 Foreign Governments (2.3%):
  250,000  Quebec Province, 13.00%, 10/1/13.......................       274,063
                                                                     -----------
 Government Agency (2.8%):
  325,000  Fannie Mae, 7.55%, 3/27/07.............................       334,545
                                                                     -----------
 Industrial Goods & Services (10.2%):
  250,000  Honeywell, Inc., 6.75%, 3/15/02........................       254,375
  250,000  ICI Wilmington, 6.95%, 9/15/04.........................       257,188

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Industrial Goods & Services, continued:
 $ 300,000 Northrop-Grumman, 7.88%, 3/1/26........................   $   334,499
   105,000 Sears Roebuck Co., 7.50%, 10/15/27.....................       109,331
   250,000 Times Mirror Co, 6.61%, 9/15/27........................       255,938
                                                                     -----------
                                                                       1,211,331
                                                                     -----------
 Oil & Gas (5.8%):
   240,000 Amoco Canada, 6.75%, 2/15/05...........................       248,700
   350,000 Atlantic Richfield, 10.88%, 7/15/05....................       444,063
                                                                     -----------
                                                                         692,763
                                                                     -----------
 Transportation & Shipping (1.3%):
   150,000 Norfolk Southern Corp., 6.95%, 5/1/02..................       154,125
                                                                     -----------
  Total Corporate Bonds                                                5,787,725
                                                                     -----------
 GOVERNMENT OBLIGATIONS (37.6%):
 Mortgage Pass Thrus (15.6%):
 Federal National Mortgage Assoc. (7.1%):
   300,000 8.00%, 2/25/21, Series G92-35..........................       310,587
   380,221 7.00%, 9/1/27..........................................       382,358
   154,867 6.50%, 11/1/27.........................................       152,640
                                                                     -----------
                                                                         845,585
                                                                     -----------
 Government National Mortgage Assoc. (8.5%):
   763,261 7.50%, 8/15/25, Pool #780213...........................       784,549
   219,774 6.50%, 9/15/23, Pool #345871...........................       217,765
                                                                     -----------
                                                                       1,002,314
                                                                     -----------
  Total Mortgage Pass Thrus                                            1,847,899
                                                                     -----------
 U.S. Treasury Obligations (22.0%):
 U.S. Treasury Notes (22.0%):
   100,000 6.25%, 6/30/02.........................................       101,972
   300,000 7.88%, 11/15/04........................................       335,361
   150,000 5.63%, 11/30/00........................................       149,652
 1,690,000 6.50%, 8/31/01.........................................     1,731,708
    90,000 6.25%, 3/31/99.........................................        90,652
   200,000 6.38%, 4/30/99.........................................       201,832
                                                                     -----------
  Total U.S. Treasury Obligations                                      2,611,177
                                                                     -----------
  Total Government Obligations                                         4,459,076
                                                                     -----------
 INVESTMENT COMPANIES (1.9%):
   182,387 Federated Prime Money Market...........................       182,387
    44,000 Provident T-Fund.......................................        44,000
                                                                     -----------
  Total Investment Companies                                             226,387
                                                                     -----------
  Total (98.5%) (Cost $11,476,655)(a)                                $11,684,225
                                                                     ===========

-------
Percentages indicated are based on net assets of $11,856,187.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation..................................... $223,273
          Unrealized depreciation.....................................  (15,703)
                                                                       --------
          Net unrealized appreciation................................. $207,570
                                                                       ========

See notes to financial statements.

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

Mid Capitalization Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (99.1%):
 Apparel/Shoes (1.3%):
   7,900   Brylane, Inc.(b).......................................   $   389,075
                                                                     -----------
 Broadcasting & Publishing (5.7%):
  27,400   CanWest Global Communications Corp. ...................       493,200
  10,100   Chancellor Media Corp.(b)(c)...........................       753,713
   6,650   Clear Channel Communications, Inc.(b)(c)...............       528,259
                                                                     -----------
                                                                       1,775,172
                                                                     -----------
 Building Products (1.0%):
  13,400   Royal Group Technologies Ltd. .........................       310,713
                                                                     -----------
 Business Services (11.8%):
  13,800   BA Merchant Services, Inc. ............................       244,950
  13,300   Cambridge Technology Partners, Inc. ...................       553,613
  12,000   Cintas Corp. ..........................................       468,000
  12,050   Concord EFS, Inc.(b)...................................       299,744
  15,987   Paychex, Inc. .........................................       809,341
  21,100   SunGard Data Systems, Inc.(c)..........................       654,099
  20,150   U.S. Office Products Co.(b)(c).........................       395,444
  10,200   U.S. Rentals, Inc.(b)..................................       239,700
                                                                     -----------
                                                                       3,664,891
                                                                     -----------
 Computer Software & Peripherals (11.9%):
   9,800   Baan Co. N.V.(b).......................................       323,400
  10,900   BMC Software, Inc.(b)(c)...............................       715,312
  18,900   Cadence Design Systems, Inc.(b)(c).....................       463,050
   5,000   HNC Software(b)........................................       215,000
   9,200   Parametric Technology Corp.(b).........................       435,850
  24,900   PeopleSoft, Inc.(b)....................................       971,099
   5,000   VERITAS Software Corp.(b)..............................       255,000
   9,300   Visio Corp.(b)(c)......................................       356,888
                                                                     -----------
                                                                       3,735,599
                                                                     -----------
 Correctional Facilities (0.8%):
   6,700   Corrections Corp. of America(b)........................       248,319
                                                                     -----------
 Data Processing & Reproduction (2.1%):
  13,500   Fiserv, Inc.(b)........................................       663,188
                                                                     -----------
 Educational Services (3.9%):
   5,600   Apollo Group, Inc.(b)(c)...............................       264,600
   6,000   CBT Group PLC(b).......................................       492,750
  11,450   Sylvan Learning Systems, Inc.(b)(c)....................       446,550
                                                                     -----------
                                                                       1,203,900
                                                                     -----------
 Electrical & Electronic (1.5%):
  15,737   Molex, Inc. ...........................................       452,439
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Environmental Services (1.5%):
  11,975   USA Waste Services, Inc.(b)(c).........................   $   470,019
                                                                     -----------
 Financial Services (8.1%):
  12,900   Finova Group, Inc. ....................................       640,969
   5,600   FIRSTPLUS Financial Group, Inc.(b).....................       214,900
  11,600   Nationwide Financial Services..........................       419,050
  18,400   Ocwen Financial Services Corp.(b)......................       468,050
  18,000   SunAmerica, Inc.(c)....................................       769,499
                                                                     -----------
                                                                       2,512,468
                                                                     -----------
 Food & Household Products (1.0%):
   7,700   Sunbeam Corp.(c).......................................       324,363
                                                                     -----------
 Funeral Services (4.7%):
  27,300   Service Corp. International(c).........................     1,008,394
   9,650   Stewart Enterprises....................................       449,931
                                                                     -----------
                                                                       1,458,325
                                                                     -----------
 Health & Personal Care (0.9%):
  10,100   Alberto-Culver Co.(c)..................................       272,700
                                                                     -----------
 Health Care--Services (7.3%):
   9,800   Health Care & Retirement Corp.(b)......................       394,450
  32,125   Health Management Associates, Inc.(b)..................       811,155
  22,900   Omnicare, Inc.(c)......................................       709,900
   9,500   Quintiles Transnational Corp.(b)(c)....................       363,375
                                                                     -----------
                                                                       2,278,880
                                                                     -----------
 Hotels & Lodging (1.5%):
  13,200   Capstar Hotel(b).......................................       452,925
                                                                     -----------
 Manufacturing--Consumer Goods (2.1%):
  15,000   Newell Co. ............................................       637,500
                                                                     -----------
 Medical Equipment & Supplies (1.5%):
   7,300   Guidant Corp. .........................................       454,425
                                                                     -----------
 Office Equipment & Services (0.3%):
   6,100   Electronics for Imaging, Inc.(b).......................       101,413
                                                                     -----------
 Oilfield Services & Equipment (3.8%):
   4,800   Camco International, Inc. .............................       305,700
   7,100   Cooper Cameron Corp.(b)................................       433,100
  24,700   Newpark Resources, Inc.(b).............................       432,250
                                                                     -----------
                                                                       1,171,050
                                                                     -----------
 Pharmaceuticals (1.9%):
  13,200   Dura Pharmaceuticals, Inc.(b)..........................       605,550
                                                                     -----------

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

Mid Capitalization Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Resorts & Entertainment (2.1%):
   6,800   Royal Caribbean Cruises Ltd. ..........................   $   362,525
  13,150   Signature Resorts, Inc.(b)(c)..........................       287,656
                                                                     -----------
                                                                         650,181
                                                                     -----------
 Retail Stores (4.6%):
  14,231   Consolidated Stores Corp.(b)(c)........................       625,274
   9,125   Dollar General Corp. ..................................       330,781
  11,500   MSC Industrial Direct Co., Inc.(c).....................       487,313
                                                                     -----------
                                                                       1,443,368
                                                                     -----------
 Semiconductors (1.9%):
  13,233   Analog Devices, Inc.(c)................................       366,389
   5,700   Vitesse Semiconductor Corp.(b).........................       215,175
                                                                     -----------
                                                                         581,564
                                                                     -----------
 Technology (3.4%):
  10,000   MRV Communications(b)..................................       238,750
   5,300   Qwest Communications International, Inc.(b)............       315,350
   3,100   Sanmina Corp.(b).......................................       210,025
   7,100   Uniphase Corp.(b)(c)...................................       293,763
                                                                     -----------
                                                                       1,057,888
                                                                     -----------
 Technology--Software (2.1%):
   7,800   Computer Sciences Corp.(b)(c)..........................       651,300
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Telecommunications--Services & Equipment (4.9%):
   13,400  ADC Telecommunications, Inc.(b)(c).....................   $   559,450
    9,200  Electric Lightwave(b)..................................       136,850
   10,700  McLeod USA, Inc.(b)....................................       342,400
   10,400  PairGain Technologies, Inc.(b).........................       201,500
   23,500  West TeleServices Corp.(b).............................       282,000
                                                                     -----------
                                                                       1,522,200
                                                                     -----------
 Wholesale Distribution (2.6%):
   16,700  Brightpoint, Inc.(b)...................................       231,713
    3,200  CDW Computer Center, Inc.(b)(c)........................       166,800
   15,000  Richfood Holdings, Inc. ...............................       423,750
                                                                     -----------
                                                                         822,263
                                                                     -----------
 Wholesale Distribution--Pharmaceuticals (2.9%):
   11,850  Cardinal Health, Inc.(c)...............................       890,231
                                                                     -----------
  Total Common Stocks                                                 30,801,909
                                                                     -----------
 INVESTMENT COMPANIES (0.9%):
  133,816  Federated Prime Money Market...........................       133,816
  138,000  Provident T-Fund.......................................       138,000
                                                                     -----------
  Total Investment Companies                                             271,816
                                                                     -----------
  Total (100.0%) (Cost $25,725,297)(a)                               $31,073,725
                                                                     ===========

-------
Percentages indicated are based on net assets of $31,059,179.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation.................................. $ 6,482,452
          Unrealized depreciation..................................  (1,134,024)
                                                                    -----------
          Net unrealized appreciation.............................. $ 5,348,428
                                                                    ===========
(b) Represents non-income producing securities.
(c) All or a portion of this security has been loaned at December 31, 1997.

See notes to financial statements.

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

Small Capitalization Fund

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------

 COMMON STOCKS (96.2%):
 Advertising (1.5%):
  15,987   HA-LO Industries, Inc.(b).............................   $   415,662
                                                                    -----------
 Business Services (14.8%):
   6,900   Applied Graphics Technologies, Inc.(b)................       367,425
  14,350   Cambridge Technology Partners, Inc.(b)................       597,318
  10,800   Envoy Corp.(b)........................................       314,550
   8,300   International Telecommunications Data Systems,
            Inc.(b)..............................................       265,600
  10,000   Medquist, Inc.(b).....................................       347,500
  10,050   NCO Group, Inc.(b)....................................       258,788
   7,400   NOVA Corp (Georgia)(b)................................       185,000
  13,600   Novacare Employee Services(b).........................       108,800
  10,650   Registry, Inc.(b).....................................       488,568
   6,800   RWD Technologies, Inc.(b).............................       122,400
   7,900   SOS Staffing Services, Inc.(b)........................       149,113
  16,400   Staff Leasing, Inc.(b)................................       309,550
  16,750   Technology Solutions Co.(b)...........................       441,781
                                                                    -----------
                                                                      3,956,393
                                                                    -----------
 Computer Hardware (2.0%):
  11,650   Apex PC Solutions, Inc.(b)............................       257,757
   9,100   Box Hill Systems Corp.(b).............................        94,981
   7,200   ONTRACK Data International(b).........................       179,550
                                                                    -----------
                                                                        532,288
                                                                    -----------
 Computer Software & Peripherals (11.4%):
  12,800   Aspen Technologies, Inc.(b)...........................       438,400
   7,100   Axnet Technologies, Inc.(b)...........................       122,475
   9,600   CyberMedia, Inc.(b)...................................       144,600
  11,600   JDA Software Group, Inc.(b)...........................       406,000
   8,700   Logility, Inc.(b).....................................        84,825
   6,700   MEMCO Software, Inc.(b)...............................       135,675
  15,600   Pegasystems, Inc......................................       314,925
  14,050   VERITAS Software Corp.(b).............................       716,549
  18,300   Visio Corp.(b)........................................       702,263
                                                                    -----------
                                                                      3,065,712
                                                                    -----------
 Correctional Facilities (1.8%):
  17,500   Wackenhut Corrections Corp.(b)........................       470,313
                                                                    -----------
 Cosmetics/Personal Care (2.7%):
  24,100   Rexall Sundown, Inc.(b)...............................       727,519
                                                                    -----------
 Data Processing & Reproduction (0.7%):
  11,750   Deltek Systems, Inc.(b)...............................       185,797
                                                                    -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Financial Services (9.1%):
  25,275   Concord EFS, Inc.(b)...................................   $   628,715
  10,000   First Alliance Corp.(b)................................       183,750
  14,200   Franchise Mortgage Acceptance Co.(b)...................       260,925
  31,414   Imperial Credit Industries, Inc.(b)....................       643,986
  10,000   Metris Cos., Inc. .....................................       342,500
   7,300   Sirrom Capital Corp. ..................................       380,513
                                                                     -----------
                                                                       2,440,389
                                                                     -----------
 Food Products & Services (0.2%):
   6,500   Fine Host Corp.(b).....................................        65,813
                                                                     -----------
 Funeral Services (1.0%):
  11,900   Equity Corp. International(b)..........................       275,188
                                                                     -----------
 Health Care--Services (13.4%):
   8,800   Advanced Health Corp.(b)...............................       139,700
  22,600   American Oncology Resources, Inc.(b)...................       361,600
   6,900   Boron, Lepore & Assoc., Inc.(b)........................       189,750
  11,100   Capital Senior Living Corp.(b).........................       115,856
   9,300   Carematrix Corp.(b)....................................       267,375
   8,500   Concentra Managed Care, Inc.(b)........................       286,875
  15,200   NCS HealthCare, Inc., Class A(b).......................       400,900
  36,600   Orthodontic Centers of America, Inc.(b)................       608,474
  15,200   Parexel International Corp.(b).........................       562,400
  13,150   Serologicals Corp.(b)..................................       341,900
  11,133   Total Renal Care Holdings, Inc.(b).....................       306,158
                                                                     -----------
                                                                       3,580,988
                                                                     -----------
 Manufactured Housing (0.5%):
   6,600   Modtech, Inc.(b).......................................       128,700
                                                                     -----------
 Medical Equipment & Supplies (3.1%):
  10,550   ESC Medical Systems Ltd.(b)............................       408,812
   7,000   Molecular Devices Corp.(b).............................       148,750
   5,600   Sabratek Corp.(b)......................................       161,000
   6,100   Schick Technologies, Inc.(b)...........................       118,569
                                                                     -----------
                                                                         837,131
                                                                     -----------
 Oilfield Services & Equipment (1.8%):
  11,600   IRI International Corp.(b).............................       162,400
   8,600   Key Energy Group, Inc.(b)..............................       186,513
  11,900   Omni Energy Services(b)................................       139,825
                                                                     -----------
                                                                         488,738
                                                                     -----------
 Pharmaceuticals (5.8%):
  22,800   Dura Pharmaceuticals, Inc.(b)..........................     1,045,949
  13,675   Jones Medical Industries, Inc. ........................       523,069
                                                                     -----------
                                                                       1,569,018
                                                                     -----------

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

Small Capitalization Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Printing & Publishing (1.3%):
   7,350   Consolidated Graphics, Inc.(b).........................   $   342,694
                                                                     -----------
 Records Management (1.4%):
  10,100   Iron Mountain, Inc.(b).................................       363,600
                                                                     -----------
 Rental Equipment/Furniture (2.2%):
  12,600   Rental Service Corp.(b)................................       309,488
  13,800   Renter's Choice, Inc.(b)...............................       282,900
                                                                     -----------
                                                                         592,388
                                                                     -----------
 Resorts & Entertainment (4.1%):
  12,862   Regal Cinemas, Inc.(b).................................       358,528
  19,400   Signature Resorts, Inc.(b).............................       424,375
  14,200   Vistana, Inc.(b).......................................       326,600
                                                                     -----------
                                                                       1,109,503
                                                                     -----------
 Restaurants (2.6%):
  17,150   Landry's Seafood Restaurants(b)........................       411,600
   9,400   The Cheesecake Factory(b)..............................       286,700
                                                                     -----------
                                                                         698,300
                                                                     -----------
 Retail--Speciality Stores (2.0%):
   5,700   Insight Enterprises(b).................................       209,475
  13,575   Petco Animal Supplies, Inc.(b).........................       325,800
                                                                     -----------
                                                                         535,275
                                                                     -----------
 Retail Stores (1.5%):
  11,950   The Men's Wearhouse, Inc.(b)...........................       415,263
                                                                     -----------
 Technology (4.7%):
   7,400   ENCAD, Inc.(b).........................................       203,500
   9,800   International Manufacturing Services(b)................        71,050
  14,700   Sanmina Corp.(b).......................................       995,924
                                                                     -----------
                                                                       1,270,474
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Telecommunications--Services & Equipment (3.1%):
   10,300  Pacific Gateway Exchange, Inc.(b)......................   $   554,269
   11,700  SmarTalk Teleservices, Inc.(b).........................       266,175
                                                                     -----------
                                                                         820,444
                                                                     -----------
 Wholesale Distribution (3.5%):
   39,600  Brightpoint, Inc.(b)...................................       549,450
    7,750  CDW Computer Center, Inc.(b)...........................       403,969
                                                                     -----------
                                                                         953,419
                                                                     -----------
  Total Common Stocks                                                 25,841,009
                                                                     -----------
 FOREIGN COMMON STOCKS (1.9%):
 Canada (0.7%):
 Computer Software (0.7%):
    8,500  Discreet Logic, Inc.(b)................................       186,469
                                                                     -----------
 Israel (1.2%):
 Computer Hardware (1.2%):
    7,600  Nice Systems Ltd.(b)...................................       319,200
                                                                     -----------
  Total Foreign Common Stocks                                            505,669
                                                                     -----------
 INVESTMENT COMPANIES (2.0%):
  213,933  Federated Prime Money Market...........................       213,933
  317,000  Provident T-Fund.......................................       317,000
                                                                     -----------
  Total Investment Companies                                             530,933
                                                                     -----------
  Total (100.1%) (Cost $20,995,219)(a)                               $26,877,611
                                                                     ===========

-------
Percentages indicated are based on net assets of $26,860,472.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation.................................. $ 7,143,880
          Unrealized depreciation..................................  (1,261,488)
                                                                    -----------
          Net unrealized appreciation.............................. $ 5,882,392
                                                                    ===========
(b) Represents non-income producing securities.


See notes to financial statements.

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

International Discovery Fund


 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS (89.2%):
 Argentina (1.3%):
 Oil & Gas Exploration, Production & Services (1.3%):
   7,000   YPF Sociedad Anonima, ADR..............................   $   239,313
                                                                     -----------
 Australia (2.0%):
 Construction (0.4%):
  20,000   Leighton Holdings......................................        69,848
                                                                     -----------
 Diversified Operations (0.7%):
  16,933   Smith (Howard) Ltd. ...................................       140,560
                                                                     -----------
 Pharmaceuticals (0.9%):
  25,000   CSL Ltd. ..............................................       156,378
                                                                     -----------
                                                                         366,786
                                                                     -----------
 Austria (0.4%):
 Engineering (0.4%):
     550   VA Technologies AG.....................................        83,386
                                                                     -----------
 Belgium (2.1%):
 Electronic Components/Instruments (0.5%):
     500   Barco N.V. ............................................        91,768
                                                                     -----------
 Retail Stores/Catalog (1.6%):
     600   Colrayt N.V. ..........................................       306,479
                                                                     -----------
                                                                         398,247
                                                                     -----------
 Brazil (1.9%):
 Beverages & Tobacco (0.5%):
   6,500   Compania Cervejaria Brahma, Sponsored ADR..............        92,219
                                                                     -----------
 Telecommunications (1.4%):
   2,200   Telecommunicacoes Brasileiras SA.......................       256,163
                                                                     -----------
                                                                         348,382
                                                                     -----------
 Canada (1.5%):
 Aerospace/Defense (1.1%):
   5,000   Bombardier, Inc., Class B..............................       102,724
  12,000   Cae, Inc. .............................................        93,919
                                                                     -----------
                                                                         196,643
                                                                     -----------
 Telecommunications--Services & Equipment (0.4%):
   2,200   Newbridge Networks Corp., ADR(b).......................        76,725
                                                                     -----------
                                                                         273,368
                                                                     -----------
 Chile (1.5%):
 Telecommunications (1.5%):
   9,350   Cia de Telecomunicaciones de Chile SA, ADR.............       279,331
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Finland (1.9%):
 Computer Software (0.3%):
     500   TT Tieto Oy--B Shares..................................   $    56,285
                                                                     -----------
 Food Products & Services (0.4%):
   1,700   Huhtamaki Group........................................        70,242
                                                                     -----------
 Telecommunications--Services & Equipment (1.2%):
   3,200   Nokia AB, Class A, ADR.................................       224,000
                                                                     -----------
                                                                         350,527
                                                                     -----------
 France (5.0%):
 Engineering (1.1%):
     670   Altran Technologies....................................       204,925
                                                                     -----------
 Machinery & Equipment (1.2%):
   3,500   Sidel SA...............................................       232,136
                                                                     -----------
 Office Equipment/Supplies (1.4%):
   3,640   BIC SA.................................................       265,806
                                                                     -----------
 Retail Stores/Catalog (1.3%):
     450   Pinault-Printemps-Redoute SA...........................       240,190
                                                                     -----------
                                                                         943,057
                                                                     -----------
 Germany (5.9%):
 Machinery & Equipment (2.2%):
     805   Mannesmann Ag(b).......................................       404,281
                                                                     -----------
 Manufacturing--Consumer Goods (2.4%):
   3,520   Adidas AG..............................................       465,929
                                                                     -----------
 Pharmaceuticals (1.3%):
   2,500   Schering AG............................................       241,235
                                                                     -----------
                                                                       1,111,445
                                                                     -----------
 Greece (0.3%):
 Beverages & Tobacco (0.3%):
   2,800   Hellenic Bottling Co. SA...............................        65,040
                                                                     -----------
 Hong Kong (2.6%):
 Automobiles (0.1%):
  50,000   Qingling Motors Co. ...................................        24,522
                                                                     -----------
 Electrical & Electronic (0.3%):
  18,000   Johnson Electric Holdings Ltd.(b)......................        51,805
                                                                     -----------
 Food Products & Services (0.7%):
  50,000   Guangnan Holdings......................................        40,977
  90,000   NG Fung Hong Ltd. .....................................        94,666
                                                                     -----------
                                                                         135,643
                                                                     -----------
 Real Estate (0.4%):
  10,500   Sun Hung Kai Properties Ltd.(b)........................        73,178
                                                                     -----------

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

International Discovery Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Utilities--Electrical & Gas (1.1%):
  100,700  Hong Kong & China Gas Co. Ltd. ........................   $   194,946
                                                                     -----------
                                                                         480,094
                                                                     -----------
 Indonesia (0.0%):
 Banking (0.0%):
      697  PT Bank International Indonesia........................            41
                                                                     -----------
 Israel (0.9%):
 Pharmaceuticals (0.9%):
    3,600  Teva Pharmaceutical Industries, Ltd. ..................       170,325
                                                                     -----------
 Italy (2.5%):
 Electronic Components/Instruments (0.4%):
    4,400  Gewiss SpA.............................................        83,371
                                                                     -----------
 Jewelry (1.0%):
   32,000  Bulgari SpA............................................       162,896
                                                                     -----------
 Medical Equipment & Supplies (0.4%):
    3,200  Safilo SpA(b)..........................................        83,258
                                                                     -----------
 Telecommunications--Services & Equipment (0.7%):
   30,000  Telecom Italia Mobile SpA..............................       138,547
                                                                     -----------
                                                                         468,072
                                                                     -----------
 Japan (21.5%):
 Computer Software (2.0%):
    5,000  TDK Corp. .............................................       378,400
                                                                     -----------
 Electrical & Electronic (4.8%):
    2,600  Keyence Corp. .........................................       385,937
   14,000  Matsushita Electric Works..............................       121,673
    4,000  Rohm Corp. ............................................       409,165
                                                                     -----------
                                                                         916,775
                                                                     -----------
 Electronic Components/Instruments (3.5%):
    5,000  Hirose Electric........................................       256,497
   15,000  NEC Corp. .............................................       160,359
   15,000  Omron Corp. ...........................................       235,346
                                                                     -----------
                                                                         652,202
                                                                     -----------
 Food Products & Services (1.0%):
    4,900  Matsumotokiyoshi.......................................       188,431
                                                                     -----------
 Health & Personal Care (0.7%):
    4,000  Hoya Corp. ............................................       126,133
                                                                     -----------
 Manufacturing--Consumer Goods (3.0%):
   14,000  Canon, Inc. ...........................................       327,331
    6,000  Fuji Photo Film Ltd. ..................................       230,732
                                                                     -----------
                                                                         558,063
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Office Equipment & Services (1.6%):
   24,000  Ricoh Co. Ltd. ........................................   $   299,028
                                                                     -----------
 Pharmaceuticals (3.9%):
   10,000  Sankyo Co. Ltd. .......................................       226,886
   18,000  Takeda Chemical Industries.............................       514,994
                                                                     -----------
                                                                         741,880
                                                                     -----------
 Telecommunications (0.3%):
   20,000  Denki Kogyo Co. Ltd....................................        65,374
                                                                     -----------
 Toys (0.7%):
    1,300  Nintendo...............................................       127,979
                                                                     -----------
                                                                       4,054,265
                                                                     -----------
 Malaysia (0.1%):
 Engineering (0.1%):
   26,000  United Engineers Ltd...................................        21,642
                                                                     -----------
 Mexico (3.1%):
 Beverages & Tobacco (1.5%):
   36,000  Fomento Economico Mexicano, Sa de CV...................       287,578
                                                                     -----------
 Diversified Operations (1.0%):
   29,000  Grupo Carso Sa de CV...................................       193,170
                                                                     -----------
 Food Products & Services (0.6%):
  110,000  Grupo Industrial Maseca Sa de CV.......................       110,248
                                                                     -----------
                                                                         590,996
                                                                     -----------
 Netherlands (6.0%):
 Broadcasting & Publishing (2.6%):
   13,000  Elsevier N.V...........................................       210,337
    2,176  Wolters Kluwer N.V. ...................................       281,120
                                                                     -----------
                                                                         491,457
                                                                     -----------
 Commercial Services (0.5%):
    2,800  Getronics N.V. ........................................        89,225
                                                                     -----------
 Office Equipment & Services (2.9%):
    5,980  Ahrend.................................................       187,905
    3,400  Oce-Van Der Grinten N.V. ..............................       370,654
                                                                     -----------
                                                                         558,559
                                                                     -----------
                                                                       1,139,241
                                                                     -----------
 New Zealand (0.8%):
 Agriculture (0.3%):
   25,000  Fernz Corp. Ltd........................................        64,598
                                                                     -----------
 Consumer Goods & Services (0.5%):
   28,387  Fisher & Paykel Industries Ltd. .......................        90,657
                                                                     -----------
                                                                         155,255
                                                                     -----------

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

International Discovery Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Portugal (2.3%):
 Telecommunications (2.3%):
   9,000   Portugal Telecom SA....................................   $   423,000
                                                                     -----------
 Russia (0.5%):
 Oil & Gas Exploration, Production & Services (0.5%):
   1,000   Lukoil Holdings, ADR...................................        91,825
                                                                     -----------
 Singapore (0.4%):
 Diversified Operations (0.3%):
  50,000   Singapore Technologies Industrial Corp.................        47,776
                                                                     -----------
 Electrical & Electronic (0.1%):
  38,000   Thakral Corp. .........................................        19,760
                                                                     -----------
                                                                          67,536
                                                                     -----------
 South Africa (0.8%):
 Beverages & Tobacco (0.4%):
   3,000   South African Breweries................................        73,977
                                                                     -----------
 Investment Company (0.4%):
  18,108   Dimension Data Holdings Ltd.(b)........................        78,143
                                                                     -----------
                                                                         152,120
                                                                     -----------
 Spain (2.8%):
 Apparel/Shoes (0.6%):
   6,000   Cortefiel SA...........................................       120,460
                                                                     -----------
 Beverages & Tobacco (0.8%):
   1,800   Talbacalera SA.........................................       145,851
                                                                     -----------
 Commercial Services (1.4%):
  25,000   Prosegur Cia de Seguridad SA...........................       250,960
                                                                     -----------
                                                                         517,271
                                                                     -----------
 Sweden (2.4%):
 Engineering (1.1%):
   7,000   Sandvik B..............................................       200,268
                                                                     -----------
 Industrial Goods & Services (1.0%):
   6,500   Atlas Copco AB.........................................       194,156
                                                                     -----------
 Metals (0.3%):
   2,300   Assa Abloy AB-B........................................        60,874
                                                                     -----------
                                                                         455,298
                                                                     -----------
 Switzerland (5.1%):
 Banking (1.2%):
     140   Novartis AG............................................       227,486
                                                                     -----------
 Food Products & Services (2.0%):
     250   Nestle SA Registered...................................       375,201
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Pharmaceuticals (1.9%):
       35  Roche Holdings AG......................................   $   348,068
                                                                     -----------
                                                                         950,755
                                                                     -----------
 United Kingdom (13.6%):
 Aerospace/Defense (1.4%):
    7,700  British Aerospace PLC..................................       220,578
    3,500  Cobham PLC.............................................        48,173
                                                                     -----------
                                                                         268,751
                                                                     -----------
 Air Transportation/Related (1.1%):
   10,400  Airtours PLC...........................................       211,336
                                                                     -----------
 Appliances & Household Products (0.4%):
    8,000  D.F.S. Furniture Co. PLC...............................        67,922
                                                                     -----------
 Building Products (1.3%):
   85,000  Polypipe PLC...........................................       245,453
                                                                     -----------
 Capital Goods (2.0%):
   36,800  Powerscreen International PLC..........................       367,846
                                                                     -----------
 Computer Software (1.8%):
   18,114  Logica PLC.............................................       344,991
                                                                     -----------
 Engineering (1.6%):
   16,000  Siebe PLC..............................................       300,121
                                                                     -----------
 Food Products & Services (1.4%):
   22,000  Compass Group PLC......................................       269,319
                                                                     -----------
 Machinery & Equipment (0.8%):
   33,000  TT Group PLC...........................................       150,135
                                                                     -----------
 Manufacturing--Consumer Goods (1.0%):
   98,933  Halma PLC..............................................       189,645
                                                                     -----------
 Metals (0.8%):
   17,000  Johnson Matthey PLC....................................       151,468
                                                                     -----------
                                                                       2,566,987
                                                                     -----------
  Total Common Stocks                                                 16,763,605
                                                                     -----------
 PREFERRED STOCKS (5.0%):
 Brazil (0.5%):
 Banking (0.5%):
  180,000  Banco Itau.............................................        96,772
                                                                     -----------
 Germany (4.5%):
 Business Services (3.3%):
    1,900  SAP AG.................................................       617,327
                                                                     -----------
 Medical Equipment & Supplies (1.2%):
    1,200  Fresenius AG...........................................       218,237
                                                                     -----------
                                                                         835,564
                                                                     -----------
  Total Preferred Stocks                                                 932,336
                                                                     -----------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

International Discovery Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 INVESTMENT COMPANIES (3.9%):
  178,395  Highmark Diversified Money Market Fund.................   $   178,395
  300,000  Highmark US Government Money Market Fund ..............       300,000
  250,000  Highmark 100% US Treasury Money Market Fund............       250,000
                                                                     -----------
  Total Investment Companies                                             728,395
                                                                     -----------
  Total (Cost $15,500,503)(a)--98.1%                                 $18,424,336
                                                                     ===========

At December 31, 1997, International Discovery Fund's investment concentration by industry was as follows:

        Basic Industries                       10.6%
        Conglomerates                           2.3%
        Consumer Goods & Services              21.3%
        Electrical & Electronics               10.8%
        Energy                                  3.1%
        Engineering                             4.8%
        Financial & Business Services           4.4%
        Health Care                            11.1%
        Retailing                               3.2%
        Telecommunications                      8.7%
        Other                                  19.7%
                                       ------------
        Total                                 100.0%
                                       ============

-------
Percentages indicated are based on net assets of $18,784,361.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation................................... $3,918,003
          Unrealized depreciation...................................   (994,170)
                                                                     ----------
          Net unrealized appreciation............................... $2,923,833
                                                                     ==========

(b) Represents non-income producing securities.

ADR (American Depository Receipt)

At December 31, 1997, the Fund's open forward currency contracts were as follows:

                                CONTRACT  CONTRACT VALUE  APPRECIATION  DELIVERY
CURRENCY                         PRICE     U.S. DOLLARS  (DEPRECIATION)   DATE
--------                        --------  -------------- -------------- --------
Long Contracts:
 Hong Kong Dollar.............  $ 10,492     $ 10,492         $ 0        1/2/98
Short Contracts:
 U. S. Dollar.................  $(10,492)    $(10,492)        $ 0        1/2/98

See notes to financial statements.

--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

1. ORGANIZATION:

 The Parkstone Advantage Fund (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company.

 The Company is authorized to issue an unlimited number of shares which are shares of beneficial interest without par value. The Company presently offers series of shares of the Prime Obligations Fund, Bond Fund, Mid Capitalization Fund (formerly known as the Equity Fund), Small Capitalization Fund and International Discovery Fund (collectively, "the Funds" and individually, a "Fund"). Sales of shares of the Funds may only be made to separate accounts of various life insurance companies ("Participating Insurance Companies"). As of December 31, 1997, the only Participating Insurance Company is Security Benefit Life Insurance Company. First of America Investment Corp. ("FIC"), a wholly-owned subsidiary of First of America Bank, serves as investment adviser to the Company.

 On April 30, 1997, the Board resolved that the name of the Trust's Equity Fund portfolio be, and thereby was, changed to the Mid Capitalization Fund.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION:

  Investments of the Prime Obligations Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Prime Obligations Fund may not
  (a) purchase any investment with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

  Investments in common and preferred stocks, corporate bonds, commercial paper and foreign government bonds and U.S. Government securities of the Bond Fund, Mid Capitalization Fund, Small Capitalization Fund and International Discovery Fund (collectively, "the variable net asset value funds"), are valued at their market values determined on the basis of the mean between the latest available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Amortization of premium or discount is recognized on the sale or maturity of the security for the Bond Fund. Investments in foreign securities in the International Discovery Fund are valued based on quotations from the primary market in which they are traded. Investments in investment companies are valued at their net asset values as reported by such investment companies. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

  SECURITIES TRANSACTIONS AND RELATED INCOME:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  FOREIGN CURRENCY TRANSLATION:

  The market value of investment securities, other assets and liabilities of the International Discovery Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of each transaction.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchanges rates.

  REPURCHASE AGREEMENTS:

  The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation with capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) and from registered broker/dealers which FIC deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase the underlying securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.


  LENDING PORTFOLIO SECURITIES:

  In order to generate additional income, the Funds may lend their portfolio securities to broker-dealers, banks, or institutional borrowers of securities which have been determined creditworthy under guidelines established by the Company's Board of Trustees in exchange for 100% collateral consisting of cash or securities.

  During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

  and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral.

  At December 31, 1997, the Mid Capitalization Fund had loaned securities with a market value of $9,651,883. The loaned securities were fully collateralized with cash or securities on deposit with the Company's custodian.

  During the year ended December 31, 1997, the Mid Capitalization Fund and the Small Capitalization Fund earned income of $6,897 and $1,327, respectively on securities lending.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

  The Fund intends to pay, at least annually, substantially all of its net investment income. Net capital gains, if any, are distributed at least annually.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  As of December 31, 1997, the following reclassification have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                             ACCUMULATED       ACCUMULATED UNDISTRIBUTED NET
                          UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS
  FUND                    INVESTMENT INCOME  AND FOREIGN CURRENCY TRANSACTIONS
  ----                    ----------------- -----------------------------------
  Bond                        $ 10,752                   $(10,752)
  Mid Capitalization          $244,850                   $(26,536)
  Small Capitalization        $307,909                   $(13,405)
  International Discovery     $ 29,643                   $ 35,111

  FEDERAL INCOME TAXES:

  It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

  OTHER:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Company are prorated to the Funds on the basis of relative net assets.

3. INVESTMENT RISKS:

 The International Discovery Fund's investment in foreign securities may involve risks not present in domestic investments. Since foreign securities are denominated in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these currencies to the U.S. dollar can significantly affect the value of the investment and operations of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

4. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 are as follows:

                                                         PURCHASES     SALES
                                                        ----------- -----------
  Bond Fund............................................ $16,448,938 $14,604,296
  Mid Capitalization Fund..............................  19,824,347  14,117,113
  Small Capitalization Fund............................  16,336,480  12,228,135
  International Discovery Fund.........................   7,737,104   5,791,304

5. CAPITAL SHARE TRANSACTIONS:

                                      PRIME
                                 OBLIGATIONS FUND           BOND FUND
                              -----------------------  ---------------------
                                AMOUNT       SHARES      AMOUNT      SHARES
                              -----------  ----------  -----------  --------
  Year ended December 31,
   1997:
    Shares sold.............. $ 3,101,247   3,101,247  $ 2,700,591   257,089
    Dividends reinvested.....     128,645     128,645      416,938    40,323
    Shares redeemed..........  (3,046,397) (3,046,397)  (1,402,718) (133,754)
                              -----------  ----------  -----------  --------
    Net Increase (decrease).. $   183,495     183,495  $ 1,714,811   163,658
                              ===========  ==========  ===========  ========
  Year ended December 31,
   1996:
    Shares sold.............. $ 5,468,338   5,468,338  $ 3,655,094   356,077
    Dividends reinvested.....     189,429     189,429      284,420    28,528
    Shares redeemed..........  (5,023,478) (5,023,478)    (870,038)  (84,465)
                              -----------  ----------  -----------  --------
    Net Increase (decrease).. $   634,289     634,289  $ 3,069,476   300,140
                              ===========  ==========  ===========  ========

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1997

                            MID CAPITALIZATION    SMALL CAPITALIZATION   INTERNATIONAL DISCOVERY
                                   FUND                   FUND                     FUND
                           ---------------------  ---------------------  --------------------------
                             AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT        SHARES
                           -----------  --------  -----------  --------  -------------  -----------
  Year ended December 31,
   1997:
    Shares sold........... $ 9,574,756   667,987  $ 9,004,859   547,940  $   5,616,329     443,342
    Dividends reinvested..   4,066,762   291,943      139,967     7,665            --          --
    Shares redeemed.......  (5,977,525) (423,731)  (5,509,017) (332,723)    (4,120,845)   (328,257)
                           -----------  --------  -----------  --------  -------------  ----------
    Net Increase (de-
     crease).............. $ 7,663,993   536,199  $ 3,635,809   222,882  $   1,495,484     115,085
                           ===========  ========  ===========  ========  =============  ==========
  Year ended December 31,
   1996:
    Shares sold........... $ 8,192,553   579,034  $ 8,508,014   452,500  $   4,585,372     398,934
    Dividends reinvested..         --        --     2,544,355   140,962         52,625       4,568
    Shares redeemed.......  (1,921,241) (136,089)  (1,736,482)  (92,463)    (1,230,083)   (107,563)
                           -----------  --------  -----------  --------  -------------  ----------
    Net Increase (de-
     crease).............. $ 6,271,312   442,945  $ 9,315,887   500,999  $   3,407,914     295,939
                           ===========  ========  ===========  ========  =============  ==========

6. RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to the Funds by FIC. Gulfstream Global Investors, Ltd. ("Gulfstream") serves as the sub-adviser for the International Discovery Fund. Under the terms of the investment advisory agreement, FIC is entitled to receive fees based on a percentage of the average daily net assets of the Funds. Under the terms of the sub-investment advisory agreement, Gulfstream is entitled to receive fees from FIC based on a percentage of the average daily net assets of the International Discovery Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS are subsidiaries of The BISYS Group, Inc.

 BISYS, with whom certain officers of the Company are affiliated, serves the Company as Administrator. Such officers are paid no fees directly by the Company for serving as officers of the Company. Under the terms of the Administration Agreement between BISYS and the Company, BISYS's fees are computed daily as a percentage of the average net assets of each of the Funds. BISYS also serves as Distributor, Mutual Fund Accountant and Transfer Agent.

Continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                               PRIME                 MID           SMALL      INTERNATIONAL
                            OBLIGATIONS  BOND   CAPITALIZATION CAPITALIZATION   DISCOVERY
                               FUND      FUND        FUND           FUND          FUND
                            ----------- ------- -------------- -------------- -------------
  INVESTMENT ADVISORY
   FEES:
  Annual fee (percentage
   of average net assets).      0.40%     0.74%      1.00%          1.00%       Varies(a)
  ADMINISTRATION FEES:
  Annual fee (percentage
   of average net assets).      0.20%     0.20%      0.20%          0.20%           0.20%
  ACCOUNTING & TRANSFER
   AGENT FEES(B)..........    $26,889   $24,620    $33,632        $33,645         $43,285

 -------
 (a) For International Discovery Fund, FIC receives 1.25% of the first $50 million of the International Discovery Fund's average daily net assets, 1.20% of the average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million; and 1.05% of all average daily net assets above $400 million.
 (b) The Transfer Agent receives an annual fee for its transfer agency services equal to $15,000 per Fund. The Fund Accountant receives an annual fee for its fund accounting services equal to $10,000 per Fund. The Prime Obligations Fund pays an additional annual fee of 0.016% of its average daily net assets. Each of the Small Capitalization Fund, Mid Capitalization Fund and Bond Fund pays an additional annual fee of 0.022% of its average daily net assets and the International Discovery Fund pays an additional annual fee of 0.035% of its average daily net assets.

 Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

7. FEDERAL INCOME TAX INFORMATION (UNAUDITED):

 At December 31, 1997, the Bond Fund had available $161,486 of capital loss carryforwards which, if not utilized, $120,727 and $40,759 will expire in the year 2002 and 2004, respectively.

 At December 31, 1997, the Mid Capitalization Fund had available $62,018 of capital loss carryforwards which, if not utilized, will expire in the year 2005.

 At December 31, 1997, the Small Capitalization Fund had available $691,082 of capital loss carryforwards which, if not utilized, will expire in the year 2005.

See notes to financial statements.

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                               PRIME OBLIGATIONS FUND
                          ----------------------------------------------------------------
FOR A SHARE OUTSTANDING                                                       SEPTEMBER 23
 THROUGHOUT                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    1993 TO
 THE PERIOD               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                              1997         1996         1995         1994       1993(A)
                          ------------ ------------ ------------ ------------ ------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........   $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                           ----------   ----------   ----------   ----------   ----------
INVESTMENT ACTIVITIES
 Net investment income..        0.035        0.044        0.041        0.023        0.009
                           ----------   ----------   ----------   ----------   ----------
 Total from Investment
  Activities............        0.035        0.044        0.041        0.023        0.009
                           ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS
 From net investment in-
  come..................       (0.035)      (0.044)      (0.041)      (0.023)      (0.009)
                           ----------   ----------   ----------   ----------   ----------
 Total Distributions....       (0.035)      (0.044)      (0.041)      (0.023)      (0.009)
                           ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF
 PERIOD.................   $    1.000   $    1.000   $    1.000   $    1.000   $    1.000
                           ==========   ==========   ==========   ==========   ==========
Total Return............        3.61%        4.46%        4.19%        2.29%       0.88% (b)
RATIOS/SUPPLEMENTARY DA-
 TA:
Net Assets at end of pe-
 riod...................   $3,762,730   $3,579,203   $2,944,914   $2,231,991   $2,028,251
Ratio of expenses to av-
 erage net assets.......        1.99%        1.01%        1.64%        1.90%       1.79% (c)
Ratio of net investment
 income to average net
 assets.................        3.55%        4.34%        4.15%        2.29%       1.53% (c)

-------
(a) Period from commencement of operations.
(b) Not Annualized
(c) Annualized

See notes to financial statements.

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                                      BOND FUND
                          ------------------------------------------------------------------
FOR A SHARE OUTSTANDING                                                        SEPTEMBER 23,
 THROUGHOUT                YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED     1993 TO
 THE PERIOD               DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                              1997          1996         1995         1994       1993 (A)
                          ------------  ------------ ------------ ------------ -------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $     10.33    $    10.50   $     9.35   $     9.96   $    10.00
                          -----------    ----------   ----------   ----------   ----------
INVESTMENT ACTIVITIES
 Net investment income..         0.48          0.36         0.40         0.42         0.10
 Net realized and
  unrealized gains
  (losses) from
  investments...........         0.30         (0.18)        1.17        (0.96)       (0.14)
                          -----------    ----------   ----------   ----------   ----------
 Total from Investment
  Activities............         0.78          0.18         1.57        (0.54)       (0.04)
                          -----------    ----------   ----------   ----------   ----------
DISTRIBUTIONS
 From net investment in-
  come..................        (0.41)        (0.35)       (0.42)       (0.07)         --
                          -----------    ----------   ----------   ----------   ----------
 Total Distributions....        (0.41)        (0.35)       (0.42)       (0.07)         --
                          -----------    ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF
 PERIOD.................  $     10.70    $    10.33   $    10.50   $     9.35   $     9.96
                          ===========    ==========   ==========   ==========   ==========
Total Return............        7.69%         1.83%       16.98%       (5.38%)      (0.40%)(b)
RATIOS/SUPPLEMENTARY DA-
 TA:
Net Assets at end of pe-
 riod...................  $11,856,187    $9,754,430   $6,758,241   $4,651,157   $3,216,233
Ratio of expenses to av-
 erage net assets.......        1.36%         1.29%        1.57%        1.80%        2.03% (c)
Ratio of net investment
 income to average net
 assets.................        5.36%         5.32%        5.31%        5.27%        5.23% (c)
Portfolio turnover rate.         144%          492%         178%         159%         101%

-------
(a) Period from commencement of operations.
(b) Not Annualized
(c) Annualized

See notes to financial statements.

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                               MID CAPITALIZATION FUND
                          -----------------------------------------------------------------------
FOR A SHARE OUTSTANDING                                                             SEPTEMBER 23,
 THROUGHOUT                YEAR ENDED    YEAR ENDED       YEAR ENDED    YEAR ENDED     1993 TO
 THE PERIOD               DECEMBER 31,  DECEMBER 31,     DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                              1997          1996             1995          1994       1993 (A)
                          ------------  ------------     ------------  ------------ -------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $     14.60   $     12.44      $      9.64    $    10.17   $    10.00
                          -----------   -----------      -----------    ----------   ----------
INVESTMENT ACTIVITIES
 Net investment income
  (loss)................        (0.11)        (0.09)           (0.08)        (0.07)       (0.02)
 Net realized and
  unrealized gains
  (losses) from
  investments...........         1.90          2.25             2.88         (0.46)        0.19
                          -----------   -----------      -----------    ----------   ----------
 Total from Investment
  Activities............         1.79          2.16             2.80         (0.53)        0.17
                          -----------   -----------      -----------    ----------   ----------
DISTRIBUTIONS
 From net realized
  gains.................        (2.16)          --               --            --           --
                          -----------   -----------      -----------    ----------   ----------
 Total Distributions....        (2.16)          --               --            --           --
                          -----------   -----------      -----------    ----------   ----------
NET ASSET VALUE, END OF
 PERIOD.................  $     14.23   $     14.60      $     12.44    $     9.64   $    10.17
                          ===========   ===========      ===========    ==========   ==========
Total Return............       12.58%        17.36%           29.05%        (5.21%)       1.70% (b)
RATIOS/SUPPLEMENTARY DA-
 TA:
Net Assets at end of pe-
 riod...................  $31,059,179   $24,040,588      $14,977,130    $9,095,015   $3,893,346
Ratio of expenses to av-
 erage net assets.......        1.53%         1.42%            1.62%         1.86%        2.11% (c)
Ratio of net investment
 income to average net
 assets.................       (0.88%)       (0.73%)          (0.84%)       (0.92%)      (1.09%) (c)
Portfolio turnover rate.          55%          127%              44%           51%          45%
Average commission rate
 paid(d)................  $    0.0798   $    0.0800 (e)          --            --           --

-------
(a) Period from commencement of operations.
(b) Not Annualized
(c) Annualized
(d) Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
(e) For the period 6/30/96 through 12/31/96.

See notes to financial statements.

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                               SMALL CAPITALIZATION FUND
                           -----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING                                                                    SEPTEMBER 23,
 THROUGHOUT                 YEAR ENDED     YEAR ENDED          YEAR ENDED     YEAR ENDED      1993 TO
 THE PERIOD                DECEMBER 31,   DECEMBER 31,        DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                               1997           1996                1995           1994        1993 (A)
                           ------------   ------------        ------------   ------------  -------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD..........  $     18.20    $     15.71         $     11.58     $    11.00    $    10.00
                           -----------    -----------         -----------     ----------    ----------
INVESTMENT ACTIVITIES
 Net investment income
  (loss).................        (0.20)         (0.15)              (0.15)         (0.13)        (0.03)
 Net realized and
  unrealized gains
  (losses) from
  investments............        (0.79)          4.79                4.28           0.71          1.03
                           -----------    -----------         -----------     ----------    ----------
 Total from Investment
  Activities.............        (0.99)          4.64                4.13           0.58          1.00
                           -----------    -----------         -----------     ----------    ----------
DISTRIBUTIONS
 From net realized gains.        (0.09)         (2.15)                --             --            --
                           -----------    -----------         -----------     ----------    ----------
 Total Distributions.....        (0.09)         (2.15)                --             --            --
                           -----------    -----------         -----------     ----------    ----------
NET ASSET VALUE, END OF
 PERIOD..................  $     17.12    $     18.20         $     15.71     $    11.58    $    11.00
                           ===========    ===========         ===========     ==========    ==========
Total Return.............        (5.47%)        29.66%              35.66%          5.27%        10.00% (b)
RATIOS/SUPPLEMENTARY DA-
 TA:
Net Assets at end of pe-
 riod....................  $26,860,472    $24,495,224         $13,272,561     $7,476,444    $3,064,765
Ratio of expenses to av-
 erage net assets........         1.55%          1.40%               1.64%          1.98%         1.87% (c)
Ratio of net investment
 income(loss) to average
 net assets..............        (1.20%)        (1.06%)             (1.29%)        (1.66%)       (1.40%)(c)
Ratio of expenses to av-
 erage net assets*.......         1.55%          1.40%               1.64%          1.98%         2.23% (c)
Ratio of net investment
 income to average net
 assets*.................        (1.20%)        (1.06%)             (1.29%)        (1.66%)       (1.76%)(c)
Portfolio turnover rate..           51%            60%                 64%            39%           23%
Average commission rate
 paid(d).................  $    0.0800    $    0.0799    (e)          --             --            --

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized
(c) Annualized
(d) Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
(e) For the period 6/30/96 through 12/31/96.

See notes to financial statements.

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                            INTERNATIONAL DISCOVERY FUND
                          ----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING                                                                  SEPTEMBER 23,
 THROUGHOUT THE PERIOD     YEAR ENDED     YEAR ENDED         YEAR ENDED     YEAR ENDED      1993 TO
                          DECEMBER 31,   DECEMBER 31,       DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                              1997           1996               1995           1994        1993 (A)
                          ------------   ------------       ------------   ------------  -------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $     12.18    $     10.59        $      9.65     $    10.35    $    10.00
                          -----------    -----------        -----------     ----------    ----------
INVESTMENT ACTIVITIES
 Net investment income
  (loss)................        (0.06)         (0.04)             (0.03)         (0.07)        (0.03)
 Net realized and
  unrealized gains
  (losses) from
  investments...........         0.32           1.67               0.97          (0.63)         0.38
                          -----------    -----------        -----------     ----------    ----------
 Total from Investment
  Activities............         0.26           1.63               0.94          (0.70)         0.35
                          -----------    -----------        -----------     ----------    ----------
DISTRIBUTIONS
 In excess of net in-
  vestment income.......          --           (0.04)               --             --            --
                          -----------    -----------        -----------     ----------    ----------
 Total Distributions....          --           (0.04)               --             --            --
                          -----------    -----------        -----------     ----------    ----------
NET ASSET VALUE, END OF
 PERIOD.................  $     12.44    $     12.18        $     10.59     $     9.65    $    10.35
                          ===========    ===========        ===========     ==========    ==========
Total Return............         2.13%         15.41%              9.74%         (6.76%)        3.50% (b)
RATIOS/SUPPLEMENTARY DA-
 TA:
Net Assets at end of pe-
 riod...................  $18,784,361    $17,000,747        $11,645,200     $9,537,019    $6,334,523
Ratio of expenses to av-
 erage net assets.......         1.90%          2.00%              2.38%          2.34%         2.51% (c)
Ratio of net investment
 income(loss) to average
 net assets.............        (0.46%)        (0.35%)            (0.39%)        (1.13%)       (1.38%)(c)
Portfolio turnover rate.           34%            65%                86%            87%           13%
Average commission rate
 paid(d)................  $    0.0264    $    0.0316   (e)          --             --            --

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized
(c) Annualized
(d) Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
(e) For the period 6/30/96 through 12/31/96.

See notes to financial statements.

                The Parkstone Advantage Fund

                        . Mid Capitalization Fund

                        . Small Capitalization Fund

                        . International Discovery Fund

                        . Bond Fund

                        . Prime Obligations Fund





Not FDIC Insured

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.


2/98